SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☑        Preliminary Proxy Statement

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☐        Definitive Joint Proxy Statement

☐        Definitive Additional Materials

☐        Soliciting Material Under Rule 14a-12

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Shareholder:

The Boards of Trustees of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each a “Fund” and, collectively, the “Funds”) are currently comprised of ten members, nine of whom were either previously elected at the nomination of the Board or appointed by the Board (the “Board-Nominated Trustees”). In addition, each Fund has one Trustee who was elected in December 2018 by the Fund’s preferred shareholders, voting as a separate class (a “preferred share Trustee”) at the nomination of Dryden Capital, LLC and a hedge fund it manages (together, “Dryden”). We hope for your support to elect or re-elect the incumbent Board-Nominated Trustees who have been nominated by the Board (the “Board Nominees”) of each Fund at its upcoming annual shareholder meeting.

Preferred Shareholders: At the upcoming annual shareholder meeting for the Funds, you will be asked to vote for the re-election of each Fund’s incumbent Board Nominees. We have received notice that, at the upcoming annual meeting, Dryden intends to nominate another non-incumbent candidate for election as a preferred share Trustee of each Fund. The Trustees do not support the Dryden Nominee and urge you to vote in favor of re-electing the incumbent preferred share Board Nominee, James A. Jacobson. We believe that the current Board-Nominated Trustees are experienced and highly qualified individuals who have worked well together as a Board and have a strong history of actively supporting the interests of the Funds and all of their shareholders.

•

The Funds’ Trustees (including preferred share Trustees) have a fiduciary duty to act in the best interests of the Fund, and in carrying out this duty, they must consider the interests of all shareholders, both common and preferred. This applies to all aspects of the Trustees’ oversight responsibilities, including, without limitation, their oversight of the Funds’ performance and use of leverage.

•

At each of the Funds’ regular quarterly meetings, the Trustees review and consider detailed reports from PIMCO regarding the Funds’ use of leverage, financing costs, and available alternatives to the Funds’ Auction Rate Preferred Shares (“ARPS”). In considering such alternatives, PIMCO and the Trustees consider PIMCO’s economic and interest rate outlook, market conditions, the rollover and refinancing risks inherent in alternative forms of leverage, the costs, terms, permanency, asset coverage requirements and covenants, as applicable, associated with the leverage alternatives available in the marketplace and the viability of conducting additional ARPS tender offers at an adequately discounted price. These factors may vary over time and the decision regarding the best form of financing for a Fund is a Fund-specific decision based on the particular dynamics of the Fund’s financing profile and other market factors.

•

In 2018, at PIMCO’s recommendation, each Fund offered all holders of ARPS, including Dryden, an opportunity to tender up to 100% of their ARPS at a price of 85% of the ARPS’ liquidation preference (i.e., “face value”) in a tender offer. In considering the interests of all shareholders, the Board determined that, at the time and under then-current market conditions, this price represented fair value for the ARPS and was in the best interests of the Funds and their shareholders. In connection with these tender offers, between 12.26% and 26.58% of the Funds’ then-outstanding ARPS were tendered by shareholders. Through such tender offers, Dryden was offered a 100% liquidity alternative for its ARPS and chose not to participate.

•

Prior to Dryden’s nomination of Mr. Buffington to stand for election as a preferred share Trustee at the Funds’ 2018 annual shareholder meeting, PIMCO and certain of the Funds’ Trustees met with and responded to various questions from Dryden to the extent possible without disclosing material, non-public information. PIMCO and those Trustees explained their views on the value of the permanency of the ARPS to the Funds as compared to available financing alternatives, and explained the Trustees’ fiduciary duty to consider the best interests of all shareholders (both common and preferred), including when considering the Funds’ use of leverage.

Following Mr. Buffington’s election last year, PIMCO and the Trustees have continued to closely monitor the Funds’ leverage and actively consider alternative primary forms of financing that are in the best interests of Funds and all of their shareholders (both common and preferred), and will continue to do so. In this regard, at each quarterly Board meeting, PIMCO continues to provide the Trustees with extensive materials and engage in robust discussions regarding the Funds’ use of leverage, including, without limitation, PIMCO’s assessment of the relative costs of ARPS, VMTPS and other forms of leverage available to the Funds. PIMCO has continued to explain its views on the value of the ARPS to the Funds as compared to available financing alternatives.

•

In this regard, PIMCO has explained to the Trustees that recent declines in market interest rates since the 2018 tender offers have reduced the weekly dividends payable on the ARPS and the Funds’ associated costs, such that the ARPS have, in PIMCO’s view, become an even more valuable source of leverage for the Funds in comparison to alternative forms of leverage available to the Funds, based on, among other considerations, current market conditions and PIMCO’s current interest rate outlook.

For these reasons, the Board-Nominated Trustees of the Funds urge you to vote in favor of re-electing each Fund’s incumbent preferred share Board Nominee, James A. Jacobson. The Trustees of the Funds urge you NOT TO RETURN any proxy card sent by Dryden.

Common Shareholders: For common shareholders, the upcoming annual shareholder meeting for the Funds will be similar to previous meetings. As has been the case at previous meetings, you will be asked to vote, together with the preferred shareholders, on the Funds’ incumbent Board Nominees. You will not be asked to vote for any Dryden nominee.

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The current Trustees thank you for your support of the Funds’ incumbent Board Nominees in the past, and we hope for your continued support at the upcoming annual shareholder meeting. If you have any questions about the upcoming meeting, please call a shareholder service representative at 1-(866) 406-2288.

Sincerely yours,

Deborah A. DeCotis

Chair of the Boards

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2019

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

1633 Broadway

New York, New York 10019

To the Shareholders of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Tuesday, December 17, 2019, with the Meeting to be held at 11:00 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on October 18, 2019 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Wu-Kwan Kit
Secretary

New York, New York

November 1, 2019

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2019

This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2018 for PMF, PCQ, PNF, PML, PCK, PNI, PMX and PZC are also available at pimco.com/closedendfunds.

PROXY STATEMENT

November [1], 2019

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2019

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each a “Board”) of the shareholders of each of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of each Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to the Annual Meeting of Shareholders of each Fund, as dictated by the context. The Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Tuesday, December 17, 2019, at 11:00 A.M Eastern Time.

The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about November [12], 2019.

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares, which include Auction Rate Preferred Shares (“ARPS”) and, for each Fund other than PNF, Variable Rate Municipal Term Preferred Shares (“VMTPS”), of each Fund (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on whether to elect the Boards’ nominees for Trustees of the Funds (the “Board Nominees”) (the “Proposal”) and on any other matters that may arise for that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on October 18, 2019 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of common shares (“Common Shares”) and preferred shares (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares

		ARPS	VMTPS
PMF	[ ]	6,668	233
PCQ	[ ]	4,825	293
PNF	[ ]	1,641	None
PML	[ ]	11,931	687
PCK	[ ]	5,147	343
PNI	[ ]	2,320	210
PMX	[ ]	6,188	343
PZC	[ ]	3,915	271

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of one Trustee (the “Preferred Shares Trustee”) of each Fund will be voted on exclusively by the Preferred Shareholders (including holders of ARPS and, for each Fund other than PNF, holders of VMTPS, voting together) of that Fund. Holders of ARPS and VMTPS will be entitled to one vote per share, regardless of the relative liquidation preference of the Preferred Shares. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustee by all Shareholders), the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. In connection with the Boards’ nomination process for the Meeting, all current Trustees who have previously been nominated by the Board (the “Board-Nominated Trustees”) voted in favor of the nominations of all Board Nominees standing for re-election.

In addition to the Board Nominees, Dryden Capital, LLC, operating in concert with a hedge fund it manages (“Dryden”), has nominated Derrick A. Clark as a competing Preferred Shares Trustee nominee for each Fund (the “Dryden Nominee”). Dryden is a Preferred Shareholder that owns less than 1% of each Fund’s ARPS. Dryden first purchased ARPS of each Fund in 2016, and continued to purchase ARPS of certain of the Funds at a substantial discount to their face value as recently as June 2018. The current Board-Nominated Trustees do not support the Dryden Nominee and urge you to vote in favor of re-electing the incumbent preferred share Board Nominee. The current Board-Nominated Trustees have worked well together as a Board and have a strong history of actively supporting the interests of the Funds and all of their shareholders.

The Funds’ Trustees (including the Preferred Share Trustees) have a fiduciary duty to act in the best interests of the Fund, and in carrying out this duty, they must consider the interests of all shareholders, both common and preferred. At each of the Funds’ regular quarterly meetings, PIMCO provides the Trustees with detailed reports regarding the Funds’ use of leverage, financing costs, and available leverage alternatives to the Funds’ ARPS. In considering such alternatives, PIMCO and the Trustees consider PIMCO’s economic and interest rate outlook, market conditions, the rollover and refinancing risks inherent in alternative forms of leverage, the costs, terms, permanency, asset coverage requirements and covenants, as applicable, associated with the leverage alternatives available in the marketplace and the viability of conducting additional ARPS tender offers at an adequately discounted price. These factors may vary over time and the decision regarding the best form of financing for a Fund is a Fund-specific decision based on the particular dynamics of the Fund’s financing profile and other market factors.

In this regard, in 2018, at PIMCO’s recommendation, each Fund offered all holders of ARPS, including Dryden, an opportunity to tender up to 100% of their ARPS at a price of 85% of the ARPS’ liquidation preference (i.e.,

“face value”) in a tender offer. In considering the interests of all shareholders, the Board determined that, at the time and under then-current market conditions, this price represented fair value for the ARPS and was in the best interests of the Funds and their shareholders. In connection with these tender offers, between 12.26% and 26.58% of the Funds’ then-outstanding ARPS were tendered by shareholders. Through such tender offers, Dryden was offered a 100% liquidity alternative for its ARPS and chose not to participate. As a condition of such tender offers, certain of the Funds issued VMTPS in amounts equal to the aggregate liquidation preference of the ARPS accepted for purchase in such Fund’s tender offer.

Prior to Dryden’s nomination of Mr. Buffington to stand for election as a preferred share Trustee at the Funds’ 2018 annual shareholder meeting, PIMCO and certain of the Funds’ Trustees met with and responded to various questions from Dryden to the extent possible without disclosing material, non-public information. PIMCO and those Trustees explained their views on the value of the permanency of the ARPS to the Funds as compared to available financing alternatives, and explained the Trustees’ fiduciary duty to consider the best interests of all shareholders (both common and preferred) when considering the Funds’ use of leverage. Following Mr. Buffington’s election last year, PIMCO and the Trustees have continued to closely monitor the Funds’ leverage and actively consider alternative primary forms of financing that are in the best interests of Funds and all of their shareholders (both common and preferred), and will continue to do so.

In this regard, at each quarterly Board meeting, PIMCO continues to provide the Trustees with extensive materials and engage in robust discussions regarding the Funds’ use of leverage, including, without limitation, PIMCO’s assessment of the relative costs of ARPS, VMTPS and other forms of leverage available to the Funds. PIMCO has continued to explain its views on the value of the ARPS to the Funds as compared to available financing alternatives.

In this regard, PIMCO has explained to the Trustees that recent declines in market interest rates since the 2018 tender offers have reduced the weekly dividends payable on the ARPS and the Funds’ associated costs, such that the ARPS have, in PIMCO’s view, become an even more valuable source of leverage for the Funds in comparison to alternative forms of leverage available to the Funds, based on, among other considerations, current market conditions and PIMCO’s current interest rate outlook.

Your current Board-Nominated Trustees are experienced and highly qualified fiduciaries who exercise strong fund governance practices. Seven of the nine Board-Nominated Trustees are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or of the Manager. The Trustees have significant current and past related industry experience, and have actively supported the interests of all of the Funds’ shareholders, both common and preferred. The Board-Nominated Trustees include individuals with substantial professional accomplishments and prior experience in a variety of fields, as further detailed below. In addition, the Board-Nominated Trustees include a combination of long-tenured and newer members, bringing diverse perspectives to Fund oversight.

The Funds’ Trustees urge that you NOT RETURN any proxy card sent to you by Dryden.

PMF/PCQ/PNF/PML/PCK/PNI:

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the election of Sarah E. Cogan, Hans W. Kertess and David N. Fisher, and the re-election of Deborah A. DeCotis, as Trustees of each Fund. The Preferred Shareholders of each Fund, voting as a separate class, have the right to vote on the re-election of James A. Jacobson (or his proposed replacement by the Dryden Nominee) as a Trustee of each Fund.

PMX/PZC:

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the election of Sarah E. Cogan, David N. Fisher and Alan Rappaport as Trustees of each Fund. The Preferred Shareholders of each Fund, voting as a separate class, have the right to vote on the re-election of James A. Jacobson (or his proposed replacement by the Dryden Nominee) as a Trustee of each Fund.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
PMF/PCQ/PNF/PML/PCK/PNI
Independent Trustees/Nominees*
Election of Sarah E. Cogan	✓	✓
Re-election of James A. Jacobson		✓
Election of Hans W. Kertess	✓	✓
Re-election Deborah A. DeCotis	✓	✓
Interested Trustees/Nominees
Election of David N. Fisher**	✓	✓
PMX/PZC
Independent Trustees/Nominees*
Election of Sarah E. Cogan	✓	✓
Re-election of James A. Jacobson		✓
Election of Alan Rappaport	✓	✓
Interested Trustees/Nominees
Election of David N. Fisher**	✓	✓

*	“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the 1940 Act, of each Fund.
**	Mr. Fisher is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), due to his affiliation with PIMCO and its affiliates.

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election or re-election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election or re-election, as applicable, of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 650 Newport Center Drive, Newport Beach, California 92660, (ii) by properly executing and timely submitting a later-dated proxy vote to the Funds (or, in the case of Preferred Shareholders, to either the Funds or Dryden), or (iii) by attending the Meeting and voting in person. Please call 1- 866-406-2288 for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. In addition, AST Fund Solutions LLC (“AST”) has been engaged to assist in the solicitation of proxies and manage the Funds’ overall proxy campaign. While the fees received by AST will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the current Trustees’ recommendations (and may be increased in connection with the potential Dryden proposal mentioned above), the fees paid to AST are estimated to be between approximately $9,000 and $30,000 per Fund. The actual amount of these expenses will vary depending on a number of factors. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling 866-406-2288 on any business day.

As of the Record Date, the Trustees, nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares. To the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of shares of a Fund:

Beneficial Owner	Fund	Percentage of Ownership of Class
[ ]	[ ]	[ ]
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PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration”), the Trustees have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The Nominating Committee and the Board of each applicable Fund recommends that the Shareholders of the applicable Funds re-elect the Board Nominees listed herein as Trustees.

PMF/PCQ/PNF/PML/PCK/PNI. With respect to PMF, PCQ, PNF, PML, PCK and PNI, the term of office of the Class II Trustees and David N. Fisher, will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2020 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2020 through December 31, 2020); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2021 fiscal year (i.e., the annual meeting during the fiscal year running from January 1, 2021 through December 31, 2021). Currently, Sarah E. Cogan, James A. Jacobson, Hans W. Kertess, Deborah A. DeCotis are Class II Trustees and David N. Fisher is a Class III Trustee. The Nominating Committee of each Fund has recommended to the Board that Mses. Cogan and DeCotis and Mr. Kertess be nominated for election or re-election, as applicable, by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class II Trustees, that Mr. Fisher be nominated for election by the Common Shareholders and Preferred Shareholders, voting as a single class, as a Class III Trustee and that Mr. Jacobson be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee. In addition, Dryden has nominated Derrick A. Clark for election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting for the seat currently held by Mr. Jacobson. Consistent with each Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Mses. Cogan and DeCotis and Messrs. Jacobson and Kertess will serve terms consistent with the Class II Trustees, which will expire at each Fund’s annual meeting of Shareholders held during the 2022 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2022 through December 31, 2022), and Mr. Fisher will serve a term consistent with the Class III Trustees, which will expire at each Fund’s annual meeting of Shareholders held during the 2020 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2020 through December 31, 2020).

PMX/PZC. With respect to PMX and PZC, the term of office of the Class II Trustees and David N. Fisher will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2020 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2020 through December 31, 2020); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2021 fiscal year (i.e., the annual meeting during the fiscal year running from January 1, 2021 through December 31, 2021). Currently, Sarah E. Cogan, James A. Jacobson and

Alan Rappaport are Class II Trustees1 and David N. Fisher is a Class III Trustee. The Nominating Committee of each Fund has recommended to the Board that Ms. Cogan and Mr. Rappaport be nominated for election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class II Trustees, that Mr. Fisher be nominated for election by the Common Shareholders and Preferred Shareholders, voting as a single class, as a Class III Trustee, and that Mr. Jacobson be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee. In addition, Dryden has nominated Derrick A. Clark for election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting for the seat currently held by Mr. Jacobson. Consistent with each Fund’s Declaration, if re-elected, the Board Nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Ms. Cogan and Messrs. Jacobson and Rappaport will serve terms consistent with the Class II Trustees, which will expire at each Fund’s annual meeting of Shareholders held during the 2022 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2022 through December 31, 2022), and Mr. Fisher will serve a term consistent with the Class III Trustees, which will expire at each Fund’s annual meeting of Shareholders held during the 2020 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2020 through December 31, 2020).

Certain current members of the Board of each Fund are “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund. In the case of PMF, PCQ and PNF, a “Continuing Trustee” is a Trustee that is not a person or an affiliated person of a person who is entering into or proposing to enter into certain transactions with the applicable Fund, as specified in such Fund’s Declaration, and who has either served as a Trustee for a period of at least twelve months or is a successor to a Continuing Trustee and has been recommended to succeed a Continuing Trustee by a majority of the Continuing Trustees then members of the Board. All current members of the Boards of PMF, PCQ and PNF other than Mr. Buffington and Ms. Cogan are “Continuing Trustees,” and the Board Nominees other than Ms. Cogan will remain Continuing Trustees if elected or re-elected. In the case of PML, PCK, PNI, PMX and PZC, a “Continuing Trustee” is a Trustee that has either served as Trustee since the inception of the Fund or for thirty-six months, or has been nominated by at least a majority of the Continuing Trustees then members of the Board. All current members of the Boards of PML, PCK, PNI, PMX and PZC other than Mr. Buffington are “Continuing Trustees,” and all of the Board Nominees will remain Continuing Trustees if elected or re-elected. The Dryden Nominee, if elected, would not be a “Continuing Trustee” of any Fund.

Pursuant to each Fund’s Declaration of Trust, certain corporate actions and/or transactions involving the Fund outside of the ordinary course of business (including, among others, mergers, consolidations, significant dispositions of Fund assets, any shareholder proposals as to specific investment decisions and the conversion of a Fund to an open-end fund) would require the approval of 75% of the Funds’ outstanding shares, unless approved by both a majority of the Board of Trustees and 75% of the Continuing Trustees (in which case shareholders have only the voting rights required by the 1940 Act with respect to such transaction or corporate action, if any).

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the term (or any remaining term) of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

1 Bradford K. Gallagher is also currently a Class II Trustee of PMX and PZC, and his term will expire at the Meeting. Due to his scheduled retirement from the Board of all PIMCO Sponsored Closed-End Funds at the end of 2019, he is not standing for re-election as a Trustee of PMX and PZC at the Meeting, and he will no longer be a Trustee of either Fund following the Meeting.

The following table summarizes the Board Nominees who will stand for election or re-election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected or re-elected, as applicable:

Trustee/Nominee	Class	Expiration of Term if Elected/Re-Elected*
PMF/PCQ/PNF/PML/PCK/PNI
Sarah E. Cogan	Class II	Annual Meeting held during the 2022 fiscal year
Deborah A. DeCotis	Class II	Annual Meeting held during the 2022 fiscal year
David N. Fisher**	Class III	Annual Meeting held during the 2020 fiscal year
Hans W. Kertess	Class II	Annual Meeting held during the 2022 fiscal year
James A. Jacobson	Class II	Annual Meeting held during the 2022 fiscal year
PMX/PZC
Sarah E. Cogan	Class II	Annual Meeting held during the 2022 fiscal year
David N. Fisher**	Class III	Annual Meeting held during the 2020 fiscal year
Alan Rappaport	Class II	Annual Meeting held during the 2022 fiscal year
James A. Jacobson	Class II	Annual Meeting held during the 2022 fiscal year

*

A Trustee elected or re-elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

**	Mr. Fisher is an Interested Trustee/Nominee.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Under each Fund’s Bylaws, the Trustees may increase the size of the Board between shareholder meetings and fill a vacancy created by such increase. In the event that Mr. Jacobson is not re-elected by Preferred Shareholders of each Fund the Board of that Fund may increase its size to add one or more non-Preferred Shares Trustee positions, and may determine to appoint Mr. Jacobson to fill a vacancy. In such event, any Trustee added to the Board would be subject to election by Shareholders at the annual meeting of Shareholders held during the 2020 fiscal year, regardless of the Class of Trustee to which he or she is assigned.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the Board Nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board. Subject to the provisions of each Fund’s Declaration, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, the Board of Trustees of each Fund consists of ten Trustees, eight of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established seven standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Oversight Committee, the Compensation Committee, the Contracts Committee, the Performance Committee and the Board-Nominated Trustees Committee. The functions and role of each Committee are described below under “Board Committees and Meetings.” The membership of each Committee (other than the Performance Committee and Board-Nominated Trustees Committee) consists of only the Independent Trustees. The Performance Committee consists of all the Trustees. The Board-Nominated Trustees Committee consists of each Trustee who has been nominated for election or appointed to serve as a Trustee by a majority of the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee and Board-Nominated Trustees Committee), is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios overseen by the Board that are advised by the Manager or have an investment adviser that is an affiliated person of the Manager (the “Fund Complex”), the variety of asset classes those portfolios include, the assets of each Fund and other portfolios overseen by the Board in the Fund Complex and the management and other service arrangements of each Fund and such other portfolios. The Board also believes that its structure, including the presence of two Trustees who are executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of the Manager maintaining vigorous risk-management programs and procedures with respect to the Funds.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information Regarding Trustees and Board Nominees.

The following table provides information concerning the Trustees/Board Nominees of the Funds.

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years
Independent Trustees/Nominees
Deborah A. DeCotis 1952 PMF/PCQ/PNF /PML/PCK/PNI Class II PMX/PZC Class III	Chair of the Trustees, Trustee, Nominee	PMF/PCQ/ PNF/PML /PCK/PNI/ PMX/PZC - Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	91	None
T. Matthew Buffington(3) 1982 PMF/PCQ/PNF /PML/PCK/PNI/ PMX/PZC Class I	Trustee	PMF/PCQ/ PNF/PML /PCK/PNI/ PMX/PZC – Since December 2018	Portfolio Manager of Dryden Capital, LLC since January 2013. The principal business of Dryden Capital, LLC is to provide investment advisory, portfolio and wealth management, consulting, financial planning and investment supervisory services	8	None
Sarah E. Cogan PMF/PCQ/PNF /PML/PCK/PNI/ PMX/PZC Class II	Trustee, Nominee	Since January 2019	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	91	None

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years
Bradford K. Gallagher(4) 1944 PMF/PCQ/PNF /PML/PCK/PNI Class III PMX/PZC Class II	Trustee	Since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas- Applegate Institutional Funds (2007- 2010).
James A. Jacobson 1945 PMF/PCQ/PNF /PML/PCK/PNI/ PMX/PZC - Class II	Trustee, Nominee	Since 2009	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).
Hans W. Kertess 1939 PMF/PCQ/PNF /PML/PCK/PNI Class II PMX/PZC - Class I	Trustee, Nominee	PMF/PCQ/ PNF-Since 2001 PML/PCK/ PNI-Since 2002 PMX/PZC - Since 2003	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None
William B. Ogden, IV 1945 PMF/PCQ/PNF /PML/PCK/PNI/ PMX/PZC - Class III	Trustee	Since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee During the Past 5 Years
Alan Rappaport 1953 PMF/PCQ/PNF /PML/PCK/PNI - Class I PMX/PZC – Class II	Trustee, Nominee	Since 2010	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	91	None
Interested Trustees
David N. Fisher(5) 1968 650 Newport Center Drive, Newport Beach, CA 92660 PMF/PCQ/PNF /PML/PCK/PNI/ PMX/PZC – Class III	Trustee, Nominee	Since January 2019	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None
John C. Maney(6) 1959 650 Newport Center Drive, Newport Beach, CA 92660 PMF/PCQ/PNF /PML/PCK/PNI/ PMX/PZC – Class I	Trustee	Since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

(2)	Under each Fund’s Declaration, a Trustee serves until his or her retirement, resignation or replacement.
(3)	Mr. Buffington’s address is Dryden Capital, LLC (New York Office), 641 Lexington Avenue, 13th Floor, New York, New York 10022.
(4)

Mr. Gallagher is expected to retire from the Boards of PMF, PCQ, PNF, PML, PCK and PNI as of December 31, 2019. In addition, he is not standing for re-election as a Trustee of PMX and PZC, and will no longer be a Trustee of either Fund following the Meeting.

(5)	Mr. Fisher is an Interested Trustee of each Fund due to his affiliation with PIMCO and its affiliates.
(6)	Mr. Maney is an Interested Trustee of each Fund due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and Board Nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Board Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Board Nominee in the Family of Investment Companies*
Independent Trustees/Board Nominees
T. Matthew Buffington**	PMF: Over $100,000 PML: Over $100,000 PMX: Over $100,000 PZC: Over $100,000 PNF: Over $100,000 PNI: Over $100,000 PCQ: Over $100,000 PCK: $10,001-$50,000	Over $100,000
Deborah A. DeCotis	None	Over $100,000
Sarah E. Cogan	None	None
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
William B. Ogden, IV	$50,001-$100,000 (PMF) $50,001-$100,000 (PML)	Over $100,000
Alan Rappaport	$10,001-$50,000 (PML)	Over $100,000
Interested Trustees/Board Nominees
John C. Maney	None	Over $100,000
David N. Fisher	None	Over $100,000
*	Securities are valued as of the Record Date.
**

Mr. Buffington may be deemed to beneficially own the 147 shares of ARPS beneficially owned by Dryden, by virtue of being a managing member of Dryden Capital, LLC and the general partner of the hedge fund the hedge fund that owns the ARPS.

To the knowledge of the Funds, as of the Record Date, Trustees and Board Nominees who are Independent Trustees or Independent nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Compensation. Each of the Independent Trustees other than Mr. Buffington also serves as a trustee of PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO High Income Fund, PIMCO New York Municipal Fund III, PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS® & Income Fund and PIMCO Energy and Tactical Credit Opportunities Fund, each a closed-end fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company that is operated as an “interval fund” for which the Manager serves as investment manager (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust (“PMAT”), an open-end management investment company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”).

In addition, each of the Independent Trustees (other than Mr. Buffington) also serves as a trustee of AllianzGI Diversified Income & Convertible Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Convertible & Income 2024 Target Term Fund, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Independent Trustees receive separate compensation from the Allianz-Managed Funds in addition to amounts received for service on the Boards of the PIMCO-Managed Funds.

As indicated below, certain of the officers of the Funds are affiliated with the Manager.

Each Independent Trustee other than Mr. Buffington currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses. Mr. Buffington, who does not serve on the Board of any PIMCO-Managed Funds other than the Funds, will receive a portion of the $225,000 annual compensation paid to the Independent Trustees based on a fixed percentage allocated to the PIMCO Closed-End Funds for other Trustees, which will then be further allocated pro rata among the Funds based on the relative net assets of each Fund, as described below.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among PMAT, the PIMCO Closed-End Funds and the PIMCO Interval Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets. Mr. Buffington’s compensation will be determined and allocated among the Funds in accordance with this methodology as noted above.

The Funds have no employees. The Funds’ officers, Mr. Fisher and Mr. Maney are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and Board Nominees for the fiscal year ended December 31, 2018. For the calendar year ended December 31, 2018, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds. Mr. Buffington is not included in the table below, because he was elected to the Board of each Fund at the December 2018 annual shareholder meeting and had not received any compensation from the Funds for service as Trustee of the Fund as of December 31, 2018. In addition, Ms. Cogan and Mr. Fisher are not included in the table below because they were appointed to the Board of each Fund effective January 1, 2019 and thus did not serve on the Board of any of the Funds as of December 31, 2018. Neither Ms. Cogan nor Mr. Fisher had received any compensation from the Funds or the Fund Complex for service as Trustee of the Fund as of December 31, 2018.2

Compensation Table

Name of Trustee/Board Nominees	Aggregate Compensation from PMF for the Fiscal Year Ended December 31, 2018	Aggregate Compensation from PCQ for the Fiscal Year Ended December 31, 2018	Aggregate Compensation from PNF for the Fiscal Year Ended December 31, 2018	Aggregate Compensation from PML for the Fiscal Year Ended December 31, 2018	Aggregate Compensation from PCK for the Fiscal Year Ended December 31, 2018

Independent Trustee/Nominee

Deborah A. DeCotis	$7,330	$5,806	$1,937	$15,730	$6,174

Bradford K. Gallagher	$7,330	$5,806	$1,937	$15,730	$6,174

Hans W. Kertess	$9,773	$7,741	$2,582	$20,973	$8,232

James A. Jacobson	$8,959	$7,096	$2,367	$19,225	$7,546

William B. Ogden, IV	$7,330	$5,806	$1,937	$15,730	$6,174

Alan Rappaport	$7,330	$5,806	$1,937	$15,730	$6,174

Interested Trustee/Board Nominee

Craig A. Dawson(2), (3)	$0	$0	$0	$0	$0

John C. Maney(2)	$0	$0	$0	$0	$0

Name of Trustee/ Board Nominees	Aggregate Compensation from PNI for the Fiscal Year Ended December 31, 2018	Aggregate Compensation from PMX for the Fiscal Year Ended December 31, 2018	Aggregate Compensation from PZC for the Fiscal Year Ended December 31, 2018	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2018 (1)
Independent Trustee/Board Nominee

Deborah A. DeCotis	$2,852	$7,760	$4,854	470,000

Bradford K. Gallagher	$2,852	$7,760	$4,854	460,000

Hans W. Kertess	$3,803	$10,347	$6,472	535,000

James A. Jacobson	$3,486	$9,485	$5,932	535,000

William B. Ogden, IV	$2,852	$7,760	$4,854	465,000

Alan Rappaport	$2,852	$6,174	$4,854	470,000

Interested Trustee/Nominee

Craig A. Dawson(2), (3)	$0	$0	$0	$0
John C. Maney(2)	$0	$0	$0	$0

(1)

In addition to the PIMCO-Managed Funds, which are advised by the Manager, during each Fund’s most recently completed calendar year, all of the Trustees (other than Messrs. Buffington, Dawson and Maney) served as trustees of the Allianz-Managed Funds, which are managed by AllianzGI U.S., an affiliate of PIMCO. The Allianz-Managed Funds and the PIMCO-Managed Funds are considered to be in the same “Fund Complex.” Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport currently serve as trustee or director of 91 funds in the Fund Complex. Mr. Maney and Mr. Dawson currently serve as trustee or director of 28 funds in the Fund Complex. For the calendar year ended December 31, 2018, amounts received by the Trustees from PIMCO-Managed Funds were: for Mr. Kertess, $300,000; for Mr. Jacobson, $275,000; for each of Messrs. Gallagher, Ogden, and Rappaport and Ms. DeCotis, $225,000. These amounts are included in the Fund Complex totals in the table above.

(2)	Neither Mr. Dawson nor Mr. Maney received compensation from the Funds.
(3)	Mr. Dawson resigned from the Board of each Fund effective January 1, 2019.

2 Simpson Thacher & Bartlett LLP, the law firm of which Ms. Cogan is Of Counsel and of which she previously was a Partner, received fees from the Funds and from the Fund Complex for serving as counsel to the Independent Trustees of the PIMCO-Managed Funds and the Allianz-Managed Funds during the Funds’ fiscal years ended December 31, 2017 and December 31, 2018.

Trustee Qualifications — The Board has determined that each current Board-Nominated Trustee and Board Nominee is qualified to serve as a Trustee based on several factors (none of which alone is decisive). Each current Board-Nominated Trustee and Board Nominee, with the exception of Ms. Cogan and Mr. Fisher, has served in such role for several years. Mr. Fisher is a Managing Director and Head of Traditional Product Strategies at PIMCO and Ms. Cogan is Of Counsel, and formerly served as a Partner, at the law firm of Simpson Thacher & Bartlett LLP, which served as counsel to the Independent Trustees of the Funds until December 31, 2018. Accordingly, each Board-Nominated Trustee and Board Nominee is knowledgeable about the Funds’ business and service provider arrangements and, with the exception of Ms. Cogan and Mr. Fisher, has also served for several years as trustee or director to a number of other investment companies advised by the Manager and/or its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Board-Nominated Trustee and/or Board Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion (in the case of the Board-Nominated Trustees) that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Board-Nominated Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Sarah E. Cogan — Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the Fund and as counsel to other independent trustees, investment companies and asset management firms.

David N. Fisher — Mr. Fisher has substantial executive experience in the investment management industry. Mr. Fisher is a Managing Director and Head of Traditional Product Strategies at PIMCO. In this role, he oversees teams of product strategists covering core and non-core fixed income strategies as well as the firm’s suite of equity strategies. Prior to taking on this position, Mr. Fisher was a product strategist at PIMCO with responsibility for the firm’s Total Return and Global Bond strategies. Because of his familiarity with PIMCO and its affiliates, Mr. Fisher serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with Allianz Asset Management of America L.P., PIMCO’s U.S. parent company.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America, as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

T. Matthew Buffington — is a co-founder and has been the Portfolio Manager of Dryden Capital, LLC since January 2013. Previously, Mr. Buffington was a research analyst at Southpoint Capital Advisors LP, a value-oriented equity investment firm with AUM of approximately $2 billion. Mr. Buffington was responsible for idea generation, investment research and portfolio monitoring across a variety of industries. Prior to joining Southpoint, Mr. Buffington worked at the private equity firm Clayton, Dubilier & Rice, LLC (“CD&R”), where he helped identify new private equity investments across a wide range of industries, advised portfolio companies as they explored strategic acquisitions and helped analyze performance. Prior to joining CD&R, Mr. Buffington worked in the Mergers & Acquisitions Group at Merrill Lynch where he advised in analyzing strategic alternatives, structuring transactions and determining valuation.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through December 13, 2018, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of each Fund, dated February 20, 2019, is attached to this Proxy Statement as Exhibit C.

Nominating Committee. The Board of each Fund has established a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Buffington, Gallagher, Jacobson, Kertess, Ogden, Rappaport and Mses. Cogan and DeCotis. Ms. DeCotis serves as Chair of each Fund’s Nominating Committee. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Nominating Committee of each Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustees/Board Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) shareholders of the Fund, and (v) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter, attached to this Proxy Statement as Exhibit B. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is attached to this Proxy Statement as Exhibit B for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee. The Board of each Fund has established a Valuation Oversight Committee currently consisting of Messrs. Buffington, Gallagher, Jacobson, Kertess, Ogden and Rappaport and Mses. Cogan and DeCotis. Mr. Ogden serves as the Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Funds’ valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Compensation Committee. The Board of each Fund has established a Compensation Committee currently consisting of Messrs. Buffington, Gallagher, Jacobson, Kertess, Ogden, Rappaport and Mses. Cogan and DeCotis. Ms. DeCotis serves as the Chair of each Fund’s Compensation Committee. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager or any entity controlling, controlled by or under common control with the Manager.

Contracts Committee. The Board of each Fund has established a Contracts Committee currently consisting of Messrs. Buffington, Gallagher, Jacobson, Kertess, Ogden, Rappaport and Mses. Cogan and DeCotis. Ms. Cogan serves as the Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable.

Performance Committee. The Board has established a Performance Committee, which consists of Messrs. Buffington, Gallagher, Jacobson, Kertess, Ogden, Rappaport, Maney and Fisher and Mses. Cogan and DeCotis. Mr. Rappaport serves as the Chair of the Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Manager.

Board-Nominated Trustees Committee. The Board established a Board-Nominated Trustees Committee on March 26, 2019, which consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport, Maney and Fisher and Mses. Cogan and DeCotis. Ms. DeCotis is the Chair of the Board-Nominated Trustees Committee. The Board-Nominated Trustees Committee’s purpose is to provide a body pursuant to which the Board-Nominated Trustees may meet separately to consider and formulate recommendations for the full Board regarding (i) matters with respect to which Trustees who are not Board-Nominated Trustees may be deemed to have a conflict or potential conflict of interest, including, without limitation, conflicts involving affiliations with parties adverse to the Funds or Trustees in litigation or potential litigation and (ii) other matters that may be deemed appropriate for separate consideration by the Board-Nominated Trustees.

Meetings. With respect to each Fund, during the fiscal year ended December 31, 2018, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session six times, the Nominating Committee met in separate session two times, the Valuation Oversight Committee met in separate session four times, the Compensation Committee met in separate session one time, the Contracts Committee met in separate session five times and the Performance Committee met in separate session three times. The Board-Nominated Trustees Committee was established on March 26, 2019 and did not meet during the fiscal year ended December 31, 2018. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for each Fund that were held during the fiscal year ended December 31, 2018.

The Trustees generally do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Fund Administration, Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The Secretary of each Fund or her designee is responsible for reviewing properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Delinquent Section 16(a) Reports. Each Fund’s Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. Based solely on a review of these forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, each Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year.

Required Vote. The re-election of Ms. DeCotis and the election of Ms. Cogan and Messrs. Fisher and Kertess to the Boards of PMF, PCQ, PNF, PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson or the election of the Dryden Nominee to the Board of PMF, PCQ, PNF, PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy. The election of Ms. Cogan and Messrs. Fisher and Rappaport to the Boards of PMX and PZC will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson or the election of the Dryden Nominee to the Board of PMX and PZC will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy. The requirement for “the affirmative vote of a plurality of the votes… cast” means, assuming that a quorum is present, that the nominee who receives the largest number of votes of the applicable Shares cast in person or by proxy at the Meeting (even if he or she receives less than a majority) will be elected or re-elected, as applicable, as a Trustee.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL AND THE BOARD NOMINEES FOR EACH FUND.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of the Funds hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds

Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years
Eric D. Johnson(1) 1970	President	Since 2019	Executive Vice President, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw(1) 1980	Chief Legal Officer	Since 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain- Pressley(2) 1975	Chief Compliance Officer	Since 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Peter G. Strelow(1) 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner(2) 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Stacie D. Anctil(1) 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau(1) 1974	Vice President	Since 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Wu-Kwan Kit(1) 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Bradley A. Todd(1) 1960	Treasurer	Since 2019	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Consultant, EY.

Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years

Erik C. Brown(2) 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans(1) 1982	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller(2) 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin(1) 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler(2) 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh(1) 1978	Assistant Treasurer	Since 2019	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shwetha P. Shenoy(2) 1975	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager serves as the investment manager of the Funds. Subject to the supervision of the Board, the Manager is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2019 for the Funds. PwC served as the independent registered public accounting firm of each Fund for the fiscal year ended December 31, 2018 and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PMF	December 31, 2018	$42,453
	December 31, 2017	$38,543
PCQ	December 31, 2018	$38,160
	December 31, 2017	$38,543
PNF	December 31, 2018	$36,411
	December 31, 2017	$33,223
PML	December 31, 2018	$51,357
	December 31, 2017	$46,295
PCK	December 31, 2018	$42,453
	December 31, 2017	$38,543
PNI	December 31, 2018	$36,411
	December 31, 2017	$33,223
PMX	December 31, 2018	$42,453
	December 31, 2017	$38,543
PZC	December 31, 2018	$38,160
	December 31, 2017	$34,743

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Funds), if applicable. The table below shows, for each Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PMF	December 31, 2018	$9,500
	December 31, 2017	$9,500
PCQ	December 31, 2018	$9,500
	December 31, 2017	$9,500
PNF	December 31, 2018	$9,500
	December 31, 2017	$9,500
PML	December 31, 2018	$9,500
	December 31, 2017	$9,500
PCK	December 31, 2018	$9,500
	December 31, 2017	$9,500
PNI	December 31, 2018	$9,500
	December 31, 2017	$9,500
PMX	December 31, 2018	$9,500
	December 31, 2017	$9,500
PZC	December 31, 2018	$9,500
	December 31, 2017	$9,500

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for tax-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
PMF	December 31, 2018	$—
	December 31, 2017	$1,300

PCQ	December 31, 2018	$—
	December 31, 2017	$1,300

PNF	December 31, 2018	$—
	December 31, 2017	$1,300

PML	December 31, 2018	$—
	December 31, 2017	$1,300

PCK	December 31, 2018	$—
	December 31, 2017	$1,300

PNI	December 31, 2018	$—
	December 31, 2017	$1,300

PMX	December 31, 2018	$—
	December 31, 2017	$1,300

PZC	December 31, 2018	$—
	December 31, 2017	$1,300

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years as reflected below, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees*
PMF	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317
PCQ	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317
PNF	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317
PML	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317
PCK	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317
PNI	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317
PMX	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317
PZC	December 31, 2018	$9,500	$8,437,919	$8,447,419
	December 31, 2017	$10,800	$6,271,517	$6,282,317

*Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Accounting Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to each Fund, or to PIMCO with respect to each Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	PMF (Fiscal Year Ended December 31, 2018)	PCQ (Fiscal Year Ended December 31, 2018)	PNF (Fiscal Year Ended December 31, 2018)	PML (Fiscal Year Ended December 31, 2018)	PCK (Fiscal Year Ended December 31, 2018)	PNI (Fiscal Year Ended December 31, 2018)	PMX (Fiscal Year Ended December 31, 2018)	PZC (Fiscal Year Ended December 31, 2018)

Audit Fees	$ 42,453	$ 38,160	$ 36,411	$ 51,357	$ 42,453	$ 36,411	$ 42,453	$ 38,160

Audit-Related Fees	$9,500	$9,500	$9,500	$9,500	$9,500	$9,500	$9,500	$9,500

Tax Compliance/ Tax Return Preparation Fees	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

All Other Fees	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

Percentage of Total Fees attributable to All Other Fees	0%	0%	0%	0%	0%	0%	0%	0%

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. By way of clarification, in the case of Preferred Shares voting as a separate class, 30% of the total number of ARPS and VMTPS entitled to vote (regardless of the relative liquidation preference of the shares) will be necessary to constitute a quorum. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. However, where the Preferred Shares or Common Shares will vote as separate classes, the affirmative vote of a plurality of shares of the applicable class present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to that class. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will not be counted towards the achievement of a plurality of votes cast for a nominee. In the case of a contested election, abstentions and non-votes may require a nominee to receive a higher percentage of the votes cast in order to achieve a plurality of the votes cast, but will not be counted as votes against such nominee’s election.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
PMF/PCQ/PNF/PML/PCK/ PNI/PMX/PZC	March 14, 2019

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-(844)-337-4626 or by visiting the Funds’ website at pimco.com/closedendfunds.

Shareholder Proposals for the Annual Meeting held during the 2020 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in December 2020. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by each Fund no later than July 15, 2020 for inclusion in each Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for each Fund intended to be presented at the annual meeting held during the 2020 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements and requirements set forth in each Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by each Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which each Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of each Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the December 17 anniversary of this year’s meeting, such proposals must be received no earlier than September 13, 2020 and no later than September 28, 2020 for each Fund. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

November 1, 2019

Exhibit A to Proxy Statement

PIMCO Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through December 13, 2018)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co- chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A- 3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.     Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.     To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3.     To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates.

The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.    Review and approve the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

5.    If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.     Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.     Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.     Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.     Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.     Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.     Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.     Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.     Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.     Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.     Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.     Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.     Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of December 13, 2018)

PCM Fund, Inc. (PCM)

PIMCO Municipal Income (PMF)

PIMCO Municipal Income II (PML)

PIMCO Municipal Income III (PMX)

PIMCO California Municipal Income (PCQ)

PIMCO California Municipal Income II (PCK)

PIMCO California Municipal Income III (PZC)

PIMCO New York Municipal Income (PNF)

PIMCO New York Municipal Income II (PNI)

PIMCO New York Municipal Income III (PYN)

PIMCO Corporate and Income Strategy (PCN)

PIMCO Corporate and Income Opportunity (PTY)

PIMCO High Income (PHK)

PIMCO Income Strategy (PFL)

PIMCO Income Strategy II (PFN)

PIMCO Income Opportunity (PKO)

PIMCO Global StocksPLUS & Income (PGP)

PIMCO Strategic Income Fund, Inc. (RCS)

PIMCO Dynamic Income (PDI)

PIMCO Dynamic Credit and Mortgage Income Fund (PCI)

PIMCO Energy and Tactical Credit Opportunities Fund (NRGX)

Exhibit B to Proxy Statement

Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

PIMCO Sponsored Interval Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and

PIMCO Sponsored Interval Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for

the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of

PIMCO California Municipal Income Fund (PCQ)

PIMCO Municipal Income Fund (PMF)

PIMCO New York Municipal Income Fund (PNF)

PIMCO California Municipal Income Fund II (PCK)

PIMCO Municipal Income Fund II (PML)

PIMCO New York Municipal Income Fund II (PNI)

PIMCO California Municipal Income Fund III (PZC)

PIMCO Municipal Income Fund III (PMX)

(each, a “Fund” and, collectively, the “Funds”)

Dated February 20, 2019

The Audit Oversight Committees (the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended December 31, 2018 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2018. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2018 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2019.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Sarah E. Cogan

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

C-1

CEF_SPPROXY_ 121719

FORM OF PROXY CARD (PMF, PCQ, PNF, PML, PCK, PNI)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

[FUND NAME] – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2019

The undersigned holder of preferred shares of [FUND], a Massachusetts business trust (the “Fund”), hereby appoints [Eric D. Johnson and Ryan G. Leshaw], or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 17, 2019 beginning at 11:00 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated November [1], 2019. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2019. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2018 for [FUND] are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORM OF PROXY CARD (PMF, PCQ, PNF, PML, PCK, PNI)

[FUND NAME] – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  🌑

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Sarah E. Cogan	O	O

	(02) James A. Jacobson	O	O

	(03) Hans W. Kertess	O	O

	(04) Deborah A. DeCotis	O	O

	(05) David N. Fisher	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORM OF PROXY CARD (PMF, PCQ, PNF, PML, PCK, PNI)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

[FUND NAME] – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2019

The undersigned holder of common shares of [FUND], a Massachusetts business trust (the “Fund”), hereby appoints [Eric D. Johnson and Ryan G. Leshaw], or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 17, 2019 beginning at 11:00 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated November [1], 2019. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2019. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2018 for [FUND] are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORM OF PROXY CARD (PMF, PCQ, PNF, PML, PCK, PNI)

[FUND] – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  🌑

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Sarah E. Cogan	O	O

	(02) Hans W. Kertess	O	O

	(03) Deborah A. DeCotis	O	O

	(04) David N. Fisher	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORM OF PROXY CARD (PMX, PZC)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

[FUND NAME] – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2019

The undersigned holder of preferred shares of [FUND], a Massachusetts business trust (the “Fund”), hereby appoints [Eric D. Johnson and Ryan G. Leshaw], or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 17, 2019 beginning at 11:00 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated November [1], 2019. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2019. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2018 for [FUND] are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORM OF PROXY CARD (PMX, PZC)

[FUND NAME] – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  🌑

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Sarah E. Cogan	O	O

	(02) James A. Jacobson	O	O

	(03) Alan Rappaport	O	O

	(04) David N. Fisher	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORM OF PROXY CARD (PMX, PZC)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

[FUND NAME] – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2019

The undersigned holder of common shares of [FUND], a Massachusetts business trust (the “Fund”), hereby appoints [Eric D. Johnson and Ryan G. Leshaw], or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 17, 2019 beginning at 11:00 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated November [1], 2019. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2019. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2018 for [FUND] are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORM OF PROXY CARD (PMX, PZC)

[FUND] – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  🌑

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Sarah E. Cogan	O	O

	(02) Alan Rappaport	O	O

	(03) David N. Fisher	O	O
2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]